EX 10.1

Execution Version

AMENDMENT NO. 6 TO Financing AGREEMENT

This AMENDMENT NO. 6 TO FINANCING AGREEMENT (this “Agreement”) dated as of October 18, 2024 (the “Sixth Amendment Effective Date”), is made by and among Beachbody, LLC, a Delaware limited liability company (the “Borrower”), The Beachbody Company, Inc., a Delaware corporation (the “Parent”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance, LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Collateral Agent”) and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

WHEREAS, the Borrower, the Parent, the other Guarantors and the Lenders party thereto from time to time, the Administrative Agent and the Collateral Agent are party to that certain Financing Agreement, dated as of August 8, 2022 (as amended by that certain Amendment No. 1 to Financing Agreement, dated as of October 4, 2022, that certain Amendment No. 2 to Financing Agreement, dated as of July 24, 2023, that certain Consent No. 1 and Amendment No. 3 to Financing Agreement, dated as of January 9, 2024, that certain Consent No. 2 and Amendment No. 4 to Financing Agreement, dated as of February 29, 2024, and that certain Amendment No. 5 to Financing Agreement, dated as of April 5, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).

NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Financing Agreement, after giving effect to this Agreement, are used herein as defined therein. This Agreement shall constitute a Loan Document for all purposes of the Financing Agreement and the other Loan Documents.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the Sixth Amendment Effective Date: the Financing Agreement is amended to delete the bold, red stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, blue double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Financing Agreement attached as Exhibit A hereto.

Section 3. Representations and Warranties. Each Loan Party represents and warrants to each Agent and the Lenders that, as of the date of this Agreement, after giving effect to the terms of this Agreement:

(a) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Secured Party pursuant thereto on or prior to the Sixth Amendment Effective Date are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of the Sixth Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty is true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties are true and correct in all respects) on and as of such earlier date); and

(b) no Default or Event of Default has occurred and is continuing on the Sixth Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms.

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Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective upon satisfaction of the following conditions:

(a) Execution. The Agents (or their counsel) shall have received from the Borrower, the Parent and each Lender party to the Financing Agreement constituting Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy or electronic transmission (e.g., “pdf”) of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) PIK Amendment Fee. The Administrative Agent shall have received from the Borrower for the account of each Initial Term Loan Lender signatory hereto holding outstanding Initial Term Loans immediately prior to the Sixth Amendment Effective Date a fee (the “PIK Amendment Fee”) in an amount equal to 1.00% of the aggregate outstanding principal amount of the Initial Term Loans held by such Initial Term Loan Lender immediately prior to giving effect to this Agreement and the prepayment set forth in clause (c) below, which fee will be paid in-kind in the form of an increased amount of Initial Term Loan of such Initial Term Loan Lender in accordance with Section 7 hereof;

(c) Prepayment. On or prior to the Sixth Amendment Effective Date, the Borrower shall have, pursuant to Section 2.05(b)(i) of the Financing Agreement, voluntarily prepaid to the Administrative Agent, for the ratable account of each Lender, the Initial Term Loans in an aggregate principal amount equal to $2,000,000 (the “Sixth Amendment Prepayment Amount”), together with (A) payment in cash of all accrued interest (other than the Term Loan PIK Amount, which shall be capitalized in accordance with Section 2.04(a) of the Financing Agreement) to the date of such payment on the aggregate principal amount of Initial Term Loans so prepaid (i.e., $11,753.67) and (B) the Prepayment Premium in an amount equal to two percent (2.0%) of such aggregate principal amount of Initial Term Loans so prepaid (i.e., $40,000) (for the avoidance of doubt, the sum of the Sixth Amendment Prepayment Amount plus the amounts set forth in clauses (A) and (B) above shall be $51,753.67); it being understood and agreed that, (i) notwithstanding anything set forth in the Financing Agreement to the contrary (including Section 2.05(b)(i) thereof), the Sixth Amendment Prepayment Amount shall be applied to reduce the payment of Initial Term Loans required to be repaid on the Final Maturity Date pursuant to Section 2.03 of the Financing Agreement and shall not be applied to reduce the amount of any scheduled installment of principal and (ii) as of the Sixth Amendment Effective Date, after giving effect to the Sixth Amendment Prepayment Amount and the capitalization of the PIK Amendment Fee in accordance with Section 7 below, the outstanding principal amount of the Initial Term Loans is $23,414,568.30;

(d) Amendment to Warrants. Blue Torch shall have received from the Borrower duly executed amended and restated Warrants, in form and substance satisfactory to Blue Torch;

(e) Sixth Amendment Effective Date Certificate. The Parent and the Borrower shall have delivered to the Administrative Agent a certificate signed by an Authorized Officer of the Borrower certifying as to the matters specified in Sections 3(a) and (b); and

(f) Payment of Fees and Expenses. The Agents shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Financing Agreement (including the fees, disbursements and other charges of Milbank LLP and Blakes, Cassels & Graydon LLP, as counsel to the Administrative Agent, Collateral Agent and the Lenders), in each case to the extent invoiced to the Borrower at least one (1) Business Day prior to the Sixth Amendment Effective Date.

Section 5. Condition Subsequent. On or prior to October 25, 2024 (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall have hired a financial advisor reasonably acceptable to the Administrative Agent and the Borrower to, among other duties, assist the Loan Parties in complying with their obligations under the Financing Agreement. The scope of such firm’s engagement by the Borrower shall be set forth in an engagement letter satisfactory to Blue Torch and the Borrower.

Section 6. No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that there has not been, and this Agreement does not constitute or establish, a novation with

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respect to the Financing Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as specified herein. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent, the Collateral Agent and the Lenders under the Financing Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Financing Agreement or any of the other Loan Documents. Except as set forth herein, the Financing Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each of the Parent and the Borrower hereby ratifies and confirms its obligations thereunder as of the date hereof. This Agreement shall not constitute a course of dealing between the Loan Parties, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, at variance with the Financing Agreement or any other Loan Document such as to require further notice by the Administrative Agent, the Collateral Agent and the Lenders to any Loan Party to require strict compliance with the terms of the Financing Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 7. Confirmation. Each of the Parent and the Borrower (a) confirms its obligations under the Loan Documents as of the date hereof, (b) confirms that its obligations under the Financing Agreement as modified and expanded hereby are entitled to the benefits of the pledges set forth in the Loan Documents, (c) confirms that its obligations under the Financing Agreement as modified and expanded hereby constitute Obligations and (d) agrees that the Financing Agreement as modified hereby is the Financing Agreement under and for all purposes of the Loan Documents. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect as of the date hereof, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents. The Parent (a) confirms its guarantee obligations under the Financing Agreement as of the date hereof, (b) confirms that its obligations under the Financing Agreement as modified and expanded hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (c) confirms that its obligations under the Financing Agreement as modified and expanded hereby constitute “Obligations”. Each of the Parent and the Borrower, by its execution of this Agreement, hereby confirms that the Guaranteed Obligations shall remain in full force and effect as of the date hereof.

Section 8. PIK Amendment Fee. Notwithstanding anything contained in the Financing Agreement to the contrary, the PIK Amendment Fee payable to each Initial Term Loan Lender shall, on the Sixth Amendment Effective Date, be fully earned and payable and on such date shall be capitalized and added to the aggregate principal amount of the Initial Term Loans held by such Initial Term Loan Lender and the Administrative Agent shall update the Register to reflect such capitalization of the PIK Amendment Fee of the Initial Term Loan Lenders.

Section 9. Release.

The Borrower, on behalf of itself and its Subsidiaries, and each of their successors, representatives and assignees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby fully, finally, and forever remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Agents and the Lenders, and each Agent’s and each Lender’s respective successors, assignees and past, present and future Related Parties (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, defenses (other than the defense of payment), rights of setoff, charges, demands, counterclaims, suits, debts, obligations, liabilities, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, which such Releasing Party has ever had or now has against any of

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the Lender Parties, whether held in a personal or representative capacity, in each case, on or prior to the Sixth Amendment Effective Date, which are based on any act, circumstance, fact, event or omission or other matter, cause or thing in any way, directly or indirectly, arising out of, connected with, in respect of or relating to the Financing Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing; provided that, for the avoidance of doubt, nothing in this paragraph shall release any obligations of the Lender Parties under the Loan Documents (or any other related agreements, instruments or documents) arising after the Sixth Amendment Effective Date.

Section 10. Miscellaneous.

(a) This Agreement shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Financing Agreement shall remain unchanged and in full force and effect. This Agreement, the Financing Agreement, the Security Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The provisions of Section 12.08 of the Financing Agreement are hereby incorporated herein, mutatis mutandis.

(b) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(c) Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Administrative Agent and the Collateral Agent to execute and deliver this Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

BEACHBODY, LLC
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer
PARENT:

THE BEACHBODY COMPANY, INC.
By:	/s/ Carl Daikeler
Name: Carl Daikeler
Title: Chief Executive Officer

[Signature Page to Amendment No. 6 (Beachbody)] IF "Error! No document variable supplied." = "1" "Error! Unknown document property name." ""

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COLLATERAL AGENT AND ADMINISTRATIVE AGENT: BLUE TORCH FINANCE, LLC

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: CEO

[Signature Page to Amendment No. 6 (Beachbody)]

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LENDERS:

BTC HOLDINGS FUND II LLC
By:	Blue Torch Credit Opportunities Fund II LP, its sole member
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BTC OFFSHORE HOLDINGS FUND II-D LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund II LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BTC HOLDINGS SBAF FUND LLC
By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BTC HOLDINGS SBAF FUND-B LLC
By:	Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By:	Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member

[Signature Page to Amendment No. 6 (Beachbody)]

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/s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BTC HOLDINGS KRS FUND LLC
By:	Blue Torch Credit Opportunities KRS Fund LP, its sole member
By:	Blue Torch Credit Opportunities KRS GP LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BLUE TORCH CREDIT OPPORTUNITIES FUND III LP
By:	Blue Torch Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member
BTC OFFSHORE HOLDINGS FUND III LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its managing member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III-B LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its general partner

[Signature Page to Amendment No. 6 (Beachbody)]

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By:	KPG BTC Management LLC, its managing member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III-C LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its managing member /s/ Kevin Genda
Name:Kevin Genda Title: Managing Member
BTC OFFSHORE HOLDINGS FUND III-D LLC
By:	Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By:	Blue Torch Offshore Credit Opportunities GP III LLC, its general partner
By:	KPG BTC Management LLC, its managing member /s/ Kevin Genda
Name:Kevin Genda Title: Managing Member
BTC HOLDINGS SC FUND LLC
By:	Blue Torch Credit Opportunities SC Master Fund LP, its sole member
By:	Blue Torch Credit Opportunities SC GP LLC, its general partner

[Signature Page to Amendment No. 6 (Beachbody)]

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By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda
Title: Managing Member

BTC HOLDINGS FUND III LLC
By:	Blue Torch Credit Opportunities Fund III LP, its Sole Member
By:	Blue Torch Credit Opportunities GP III LLC, its General Partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND II LP
By:	Blue Torch Credit Opportunities GP II LLC, its general partner
By:	KPG BTC Management LLC, its sole member /s/ Kevin Genda
Name: Kevin Genda Title: Managing Member

[Signature Page to Amendment No. 6 (Beachbody)]

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EXHIBIT A

Amended Financing Agreement

[See attached]

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